SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2003

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

           Maryland                      1-10899               13-2744380
       ---------------               --------------            ---------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
       Incorporation)                  File Number)          Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
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                                 (516) 869-9000

              (Registrant's telephone number, including area code)
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ITEM 9.  REGULATION FD DISCLOSURE

       The information contained in this Item 9 of the Current Report on Form 8-K of Kimco Realty Corporation (the "Company") is being furnished pursuant to "Item 12 - Results of Operations and Financial Condition" and "Item 9 - Regulation FD Disclosure" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

       On November 10, 2003, the Company announced updated financial results for the three and nine months ended September 30, 2003 reflecting the FASB's deferral of certain provisions of SFAS No. 150.

       A copy of the Company's press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibits

99.1     Press Release dated November 10, 2003

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2003         KIMCO REALTY CORPORATION
                                            (registrant)


                                   By:  /s/ Michael V. Pappagallo
                                        ---------------------------------
                                        Name: Michael V. Pappagallo
                                        Its: Vice President and Chief
                                             Financial Officer


                                  EXHIBIT INDEX

EXHIBIT NO.            DOCUMENT DESCRIPTION
99.1                              Press Release dated November 10, 2003